                             HAWAIIAN AIRLINES, INC.

                                  NOVEMBER 2004

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                           ONE MONTH ENDED      ELEVEN MONTHS ENDED
                                                          NOVEMBER 30,           NOVEMBER 30,
                                                        ---------------      --------------------
                                                              2004                   2004
                                                        -----------------------------------------

Operating Revenues:
  Passenger...........................................     $ 52,884               $ 639,886
  Charter.............................................          907                   5,681
  Cargo...............................................        2,562                  28,019
  Other...............................................        2,260                  24,210
                                                           --------               ---------
    Total.............................................       58,613                 697,796
                                                           --------               ---------

OPERATING EXPENSES:
  Wages and benefits..................................       20,756                 211,733
  Aircraft fuel, including taxes and oil..............       14,229                 122,699
  Maintenance materials and repairs...................        2,754                  46,520
  Aircraft rent.......................................        8,728                  97,442
  Other rental and landing fees.......................        1,926                  22,151
  Sales commissions...................................          377                   4,522
  Depreciation and amortization.......................          675                   7,304
  Other...............................................       12,163                 121,603
                                                           --------               ---------
    Total.............................................       61,608                 633,974
                                                           --------               ---------

OPERATING INCOME (LOSS)...............................       (2,995)                 63,822
                                                           --------               ---------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net...........................       (1,473)               (125,158)
  Interest and amortization of debt expense...........          (79)                   (323)
  Interest income.....................................            -                       -
  Gain (loss) on disposition of equipment.............          (31)                    (70)
  Other, net..........................................          297                     566
                                                           --------               ---------
    Total.............................................       (1,286)               (124,985)
                                                           --------               ---------

NET LOSS BEFORE TAXES.................................       (4,281)                (61,163)

INCOME TAXES:
  Income tax benefit (expense)........................        1,418                 (22,895)

                                                           --------               ---------
NET LOSS .............................................     $ (2,863)              $ (84,058)
                                                           ========               =========

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                         NOVEMBER 30,
                                                                          2004
                                                                     -------------

ASSETS
Current Assets:
  Cash and cash equivalents........................................    $ 118,948
  Restricted cash..................................................       57,841
  Accounts receivable..............................................       26,824
  Inventories......................................................        8,420
  Prepaid expenses and other.......................................       28,432
                                                                       ---------
    Total current assets...........................................      240,465
                                                                       ---------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation............       49,009
  Reorganization value in excess of identifiable assets............       28,320
  Other assets.....................................................       33,464
                                                                       ---------
    Total noncurrent assets........................................      110,793
                                                                       ---------

        Total Assets...............................................    $ 351,258
                                                                       =========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt................................    $      12
  Current capital lease obligation.................................           76
  Accounts payable.................................................       55,770
  Accrued liabilities..............................................       48,715
  Air traffic liability............................................      129,612
                                                                       ---------
    Total current liabilities......................................      234,185
                                                                       ---------

Noncurrent Liabilities:
  Long-term debt...................................................           34
  Other liabilities and deferred credits...........................      191,546
                                                                       ---------
    Total noncurrent liabilities...................................      191,580
                                                                       ---------

    Total Liabilities..............................................      425,765
                                                                       ---------

Liabilities Subject to Compromise..................................      216,141
                                                                       ---------

Shareholders' Deficit:
  Common and special preferred stock...............................          278
  Capital in excess of par value...................................       60,084
  Notes receivable from optionholders..............................          (69)
  Minimum pension liability adjustment ............................     (112,255)
  Unrealized gain/(loss) on hedge instruments......................        1,150
  Accumulated deficit..............................................     (239,836)
                                                                       ---------
    Shareholders' Deficit..........................................     (290,648)
                                                                       ---------

        Total Liabilities and Shareholders' Deficit................    $ 351,258
                                                                       =========

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)

                                                                                  ONE MONTH        ELEVEN MONTHS
                                                                                    ENDED              ENDED
                                                                                 NOVEMBER 30,       NOVEMBER 30,
                                                                                     2004               2004
                                                                                --------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss.................................................................   $ (2,863)          $ (84,058)

      Adjustments to reconcile net loss to net cash provided by operating activities before reorganization activities:
          Reorganization items, net ...........................................      1,473             125,158
          Depreciation ........................................................        644               6,927
          Amortization ........................................................         31                 377
          Net periodic postretirement benefit cost ............................        374               4,114
          Loss on disposition of property and equipment .......................         31                  70
          Decrease (increase) in restricted cash ..............................      6,044              (5,075)
          Decrease in accounts receivable .....................................      5,592              10,078
          Decrease (increase) in inventory ....................................       (723)              1,132
          Increase in prepaid expenses and other ..............................     (3,001)             (6,608)
          Increase in accounts payable ........................................      4,816               1,617
          Increase (decrease) in air traffic liability.........................     (8,662)             29,439
          Decrease in accrued liabilities .....................................     (2,399)             (8,872)
          Other, net ..........................................................      3,215             (18,611)

             Net cash provided by operating activities
              before reorganization activities.................................      4,572              55,688
                                                                                 ---------           ---------

      Reorganization activities:
          Professional fees paid...............................................     (1,632)            (17,152)
          Interest on accumulated cash balances................................        159               2,326

                                                                                 ---------           ---------
             Net cash used by reorganization activities........................     (1,473)            (14,826)
                                                                                 ---------           ---------

             Net cash provided by operating activities.........................      3,099              40,862
                                                                                 ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment .....................................       (181)            (10,137)

                                                                                 ---------           ---------
             Net cash used in investing activities ............................       (181)            (10,137)
                                                                                 ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from optionholders notes receivable ............................          -               1,491
      Proceeds from issuance of debt ..........................................          -                  52
      Repayment of debt .......................................................         (4)                (39)
      Principal payments under capital lease obligation .......................        (86)             (1,009)

                                                                                 ---------           ---------
             Net cash provided by (used in) financing activities ..............        (90)                495
                                                                                 ---------           ---------

             Net increase in cash and cash equivalents ........................      2,828              31,220
                                                                                 ---------           ---------

Cash and Cash Equivalents - Beginning of Period ...............................    116,120              87,728
                                                                                 ---------           ---------

Cash and Cash Equivalents - End of Period .....................................  $ 118,948           $ 118,948
                                                                                 =========           =========

                             HAWAIIAN AIRLINES, INC.
                   Traffic Statistics (Scheduled and Charter)

(Unaudited)

                                              November
                                                2004
                                          -----------------

SCHEDULED  TOTAL

                    PAX                          434,874
                    RPMS                     506,747,105
                    ASMS                     578,287,096
                    LF                             87.6%

CHARTER
                    PAX                            4,138
                    RPMS                      10,467,833
                    ASMS                      13,410,666
                    LF                             78.1%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                          439,012
                RPMS (000)                       517,215
                ASMS (000)                       591,698
                CARGO/MAIL TON MI              7,106,427
                LOAD FACTOR (%)                    87.4%